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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of this Post-Effective Amendment No. 4 of the Registration Statement on Form S-3 (No. 33-43223) of our report dated February 23, 1995 appearing on page 19 of Alpharel, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.



PRICE WATERHOUSE LLP
San Diego, California
October 19, 1995